Exhibit 99.1

Accrued Interest Date:                                Collection Period Ending:
27-Feb-06                                                             28-Feb-06
Distribution Date:       BMW Vehicle Owner Trust 2005-A                Period #
                         ------------------------------
27-Mar-06                                                                    12

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
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Balances
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                                                                Initial      Period End
   Receivables                                           $1,500,000,024    $936,630,431
   Reserve Account                                           $7,194,411      $7,194,411
   Yield Supplement Overcollateralization                   $61,117,886     $38,024,695
   Overcollateralization                                           $137      $8,531,190
   Class A-1 Notes                                         $324,000,000              $0
   Class A-2 Notes                                         $457,000,000    $232,192,547
   Class A-3 Notes                                         $361,000,000    $361,000,000
   Class A-4 Notes                                         $264,507,000    $264,507,000
   Class B Notes                                            $32,375,000     $32,375,000

Current Collection Period
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   Beginning Receivables Outstanding                       $975,187,930
   Collections
     Principal Collections
        Receipts of Scheduled Principal                     $24,083,248
        Receipts of Pre-Paid Principal                      $13,838,254
        Liquidation Proceeds                                   $485,112
        Principal Balance Allocable to Gross Charge-offs       $150,884
     Total Principal Reduction                              $38,557,498

     Interest Collections
        Receipts of Interest                                 $3,112,897
        Servicer Advances                                      $130,347
        Reimbursement of Previous Servicer Advances                  $0
        Accrued Interest on Purchased Receivables                    $0
        Recoveries                                              $63,511
        Net Investment Earnings                                 $24,247
     Total Interest Collections                              $3,331,002

   Total Collections                                        $41,737,616

   Ending Receivables Outstanding                          $936,630,431

Servicer Advance Amounts
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   Beginning Period Unreimbursed Previous Servicer Advance      $52,296
   Current Period Servicer Advance                             $130,347
   Current Reimbursement of Previous Servicer Advance                $0
   Ending Period Unreimbursed Previous Servicer Advances       $182,643

Collection Account
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   Deposits to Collection Account                           $41,737,616

   Distribution Amounts Due
     Servicing Fees Due                                        $812,657
     Class A Noteholder Interest Distribution Due            $2,977,311
     First Priority Principal Distribution Due                       $0
     Class B Noteholder Interest Distribution Due              $119,518
     Second Priority Principal Distribution Due             $27,648,679
     Reserve Account Deposit Due                                     $0
     Regular Principal Distribution Due                      $8,531,190
     Unpaid Trustee Fees Due                                         $0

     Amounts Paid to the Servicer                              $812,657
     Amounts Deposited into Note Distribution Account       $39,276,697
     Amounts Deposited into Reserve Account                          $0
     Excess Funds Released to Depositor                      $1,648,262
   Total Distributions from Collection Account              $41,737,616

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Excess Funds Released to the Depositor
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     Release from Reserve Account                                    $0
     Release from Collection Account                         $1,648,262
   Total Excess Funds Released to the Depositor              $1,648,262

Note Distribution Account
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   Amount Deposited from the Collection Account             $39,276,697
   Interest Distribution to Noteholders                      $3,096,829
   Principal Distribution to Noteholders                    $36,179,869
   Amount Deposited from the Reserve Account                         $0
   Amount Paid to Noteholders                               $39,276,697

Distributions
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   Interest Distributable Amount                            Current Int      Per $1,000
   Class A-1 Notes                                                   $0           $0.00
   Class A-2 Notes                                             $818,536           $3.05
   Class A-3 Notes                                           $1,215,367           $3.37
   Class A-4 Notes                                             $943,408           $3.57
   Class B Notes                                               $119,518           $3.69

   Monthly Principal Distributable Amount               Current Payment  Ending Balance     Per $1,000      Factor
   Class A-1 Notes                                                   $0              $0          $0.00     #DIV/0!
   Class A-2 Notes                                          $36,179,869    $232,192,547        $134.81      86.52%
   Class A-3 Notes                                                   $0    $361,000,000          $0.00     100.00%
   Class A-4 Notes                                                   $0    $264,507,000          $0.00     100.00%
   Class B Notes                                                     $0     $32,375,000          $0.00     100.00%

Carryover Shortfalls
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                                                 Prior Period Carryover Current Payment     Per $1,000
   Class A-1 Interest Carryover Shortfall                            $0              $0             $0
   Class A-2 Interest Carryover Shortfall                            $0              $0             $0
   Class A-3 Interest Carryover Shortfall                            $0              $0             $0
   Class A-4 Interest Carryover Shortfall                            $0              $0             $0
   Class B Interest Carryover Shortfall                              $0              $0             $0


Receivables Data
-------------------------------------------------------------------------------------------------------------------

                                                       Beginning Period                  Ending Period
   Number of Contracts                                           50,241          48,528
   Weighted Average Remaining Term                                42.34           41.52
   Weighted Average Annual Percentage Rate                        4.30%           4.28%

   Delinquencies Aging Profile End of Period              Dollar Amount      Percentage
     Current                                               $867,434,072          92.61%
     1-29 days                                              $56,695,089           6.05%
     30-59 days                                              $9,537,737           1.02%
     60-89 days                                              $1,498,281           0.16%
     90-119 days                                               $498,792           0.05%
     120+ days                                                 $966,459           0.10%
     Total                                                 $936,630,431         100.00%
     Delinquent Receivables +30 days past due               $12,501,270           1.33%


   Write-offs
     Gross Principal Write-Offs for Current Period             $150,884
     Recoveries for Current Period                              $63,511
     Net Write-Offs for Current Period                          $87,373

     Cumulative Realized Losses                              $2,141,747


   Repossessions                                          Dollar Amount           Units
     Beginning Period Repossessed Receivables Balance        $1,735,362              60
     Ending Period Repossessed Receivables Balance           $1,686,996              62
     Principal Balance of 90+ Day Repossessed Vehicles         $183,483               8


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Yield Supplement Overcollateralization
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   Beginning Period Required Amount                         $39,757,899
   Beginning Period Amount                                  $39,757,899
   Current Distribution Date Required Amount                $38,024,695
   Current Period Release                                    $1,733,205
   Ending Period Amount                                     $38,024,695
   Next Distribution Date Required Amount                   $36,327,342

Reserve Account
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   Beginning Period Required Amount                          $7,194,411
   Beginning Period Amount                                   $7,194,411
   Net Investment Earnings                                      $24,247
   Beginning Period Required Amount                          $7,194,411
   Current Period Deposit Amount Due                                 $0
   Current Period Deposit Amount Paid From Collection Account        $0
   Current Period Release to Note Distribution Account               $0
   Ending Period Required Amount                             $7,194,411
   Current Period Release to Depositor                               $0
   Ending Period Amount                                      $7,194,411


Overcollateralization
-------------------------------------------------------------------------------------------------------------------

   Beginning Period Amount                                   $9,175,615
   Ending Period Target Credit Enhancement OC Amount         $8,531,190
   Ending Period Amount                                      $8,531,190
   Current Period Release                                      $644,425


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